UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2021

ORBCOMM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 W. Passaic Street

Rochelle Park, New Jersey 07662

(Address of principal executive offices) (Zip Code)

(201) 363-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ORBC	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 7, 2021, ORBCOMM Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GI DI Orion Acquisition Inc (“Parent”), a Delaware corporation and a controlled affiliate of GI Partners (“GI Partners”), and GI DI Orion Merger Sub Inc (“Merger Sub”), a Delaware corporation and a direct, wholly owned subsidiary of Parent, pursuant to which, subject to the terms and conditions of the Merger Agreement and in accordance with Section 251 of the General Corporation Law of the State of Delaware, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and as a wholly-owned subsidiary of Parent.

A copy of the Company’s press release dated April 8, 2021 announcing the Merger Agreement is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

Certain statements discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to our plans, objectives and expectations for future events and include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Such forward-looking statements, including those concerning the Company’s expectations, are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from the results, projected, expected or implied by the forward-looking statements, some of which are beyond the Company’s control, that may cause the Company’s actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the transaction may not be consummated in a timely manner, if at all; (ii) the risk that the transaction may not be consummated as a result of buyer’s failure to comply with its covenants and that, in certain circumstances, the Company may not be entitled to a termination fee; (iii) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay a termination fee; (iv) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (v) risks regarding the failure of the buyer to obtain the necessary financing to complete the transaction; (vi) the effect of the announcement of the transaction on the Company’s business relationships (including, without limitation, customers), operating results and business generally; and (vii) risks related to obtaining the requisite consents to the transaction, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. In addition, specific consideration should be given to various factors described in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in our Annual Report on Form 10-K, and other documents, on file with the Securities and Exchange Commission. The Company undertakes no obligation to publicly revise any forward-looking statements or cautionary factors, except as required by law.

Additional Information and Where to Find It

In connection with the proposed transaction between the Company and GI Partners, the Company will file with the SEC a preliminary Proxy Statement of the Company (the “Proxy Statement”). The Company plans to mail to its stockholders a definitive Proxy Statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, GI PARTNERS, THE PROPOSED TRANSACTION AND RELATED MATTERS. You will be able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. You also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by the Company with the SEC by accessing the Investor Relations section of the Company’s website at investors.orbcomm.com or by contacting the Company’s Investor Relations at investorrelations@orbcomm.com or calling +1 703.433.6360.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the Proxy Statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2021 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of ORBCOMM Inc. dated April 8, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.

Date: April 8, 2021	By:	/s/ Christian Le Brun
	Name:	Christian Le Brun
	Title:	Executive Vice President, Chief Legal and Human Resources Officer